SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                               December 16, 2004
Date of Report................................................................
                       (Date of earliest event reported)

                   DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC
                         CARCO AUTO LOAN MASTER TRUST
                      DAIMLERCHRYSLER MASTER OWNER TRUST
...............................................................................

                        (Exact name of registrant as specified in its charter)


       State of Delaware              333-106332                38-3523542
..............................      .................        ..................
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)               File No.)            Identification No.)


             27777 Inkster Road, Farmington Hills, Michigan 48334
...............................................................................
                   (Address of principal executive offices)

                                                          (248) 427-2577
Registrant's telephone number, including area code............................

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8  Other Events
           ------------
     Item 8.01.  Other Events.
                 ------------

     On December 16, 2004, DaimlerChrysler Wholesale Receivables LLC ("DCWR"), DaimlerChrysler Services North America LLC ("DCS"), DaimlerChrysler Master Owner Trust (the "Trust"), The Bank of New York, as trustee of CARCO Auto Loan Trust (in such capacity, the "CARCO Trust Trustee") and as indenture trustee (in such capacity, the "Indenture Trustee"), and Chase Manhattan Bank USA, National Association (the "Owner Trustee") entered into a program amendment agreement (the "Program Amendment Agreement") to provide for, among other things, (i) the dissolution of CARCO Auto Loan Master Trust formed pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of December 5, 2001 (the "Pooling and Servicing Agreement"), as amended by the First Amendment thereto, dated as of November 14, 2003 (the "First PSA Amendment"), among DCWR, as seller, DCS, as servicer, and the CARCO Trust Trustee, (ii) the cancellation of the Auto Loan Asset Backed Certificates, Series 2002-CC (the "Collateral Certificate") issued pursuant to the Series 2002-CC Supplement, dated as of June 1, 2002 (the "Series 2002-CC Supplement"), among DCWR, as seller, DCS, as servicer, and the CARCO Trust Trustee and (iii) to the extent provided in the Program Amendment Agreement, the termination of the Pooling and Servicing Agreement, the First PSA Amendment and the Series 2002-CC Supplement.

     The Program Amendment Agreement is attached as Exhibit 99.1 hereto. The First PSA Amendment and the Pooling and Servicing Agreement were previously filed as Exhibit 4.1 and Exhibit 4.2, respectively, to the Registrant's Current Report on Form 8-K dated November 14, 2003 (File No. 333-106332). The Series 2002-CC Supplement (which includes the form of the Collateral Certificate) was previously filed as Exhibit 4.2 to the Registrant's Registration Statement on Form S-3 (File No. 333-106332).

     In connection with the transactions contemplated by the Program Amendment Agreement, and as provided for therein, the documents listed below were executed and delivered by the relevant parties thereto.

          (a) Amended and Restated Trust Agreement, dated as of December 16, 2004 (as so amended and restated, the "Trust Agreement"), between DCWR, as beneficiary, and the Owner Trustee. The Trust Agreement is attached as
     Exhibit 4.1 hereto, and supersedes and replaces Exhibit 4.5 previously filed with the Registrant's Registration Statement on Form S-3 (File No. 333-106332).

          (b) Amended and Restated Indenture, dated as of December 16, 2004 (as so amended and restated, the "Indenture"), between the Trust and the Indenture Trustee. The Indenture is attached as



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     Exhibit 4.2 hereto, and supersedes and replaces Exhibit 4.3 previously filed with the Registrant's Registration Statement on Form S-3 (File No. 333-106332).

          (c) Amended and Restated Series 2002-A Indenture Supplement, dated as of December 16, 2004 (as so amended and restated, the "Series 2002-A Indenture Supplement"), between the Trust and the Indenture Trustee. The Series 2002-A Indenture Supplement is attached as Exhibit 4.3 hereto, and supersedes and replaces Exhibit 4-E previously filed with the Registrant's Annual Report on Form 10-K for the year ended December 31, 2002 (File No. 333-73570).

          (d) Amended and Restated Series 2002-B Indenture Supplement, dated as of December 16, 2004 (as so amended and restated, the "Series 2002-B Indenture Supplement"), between the Trust and the Indenture Trustee. The Series 2002-B Indenture Supplement is attached as Exhibit 4.4 hereto, and supersedes and replaces Exhibit 4-D previously filed with the Registrant's Annual Report on Form 10-K for the year ended December 31, 2002 (File No. 333-73570).

          (e) Amended and Restated Series 2003-A Indenture Supplement, dated as of December 16, 2004 (as so amended and restated, the "Series 2003-A Indenture Supplement"), between the Trust and the Indenture Trustee. The Series 2003-A Indenture Supplement is attached as Exhibit 4.5 hereto, and supersedes and replaces Exhibit 4-G previously filed with the Registrant's Annual Report on Form 10-K for the year ended December 31, 2003 (File No. 333-106332).

          (f) Amended and Restated Series 2004-A Indenture Supplement, dated as of December 16, 2004 (as so amended and restated, the "Series 2004-A Indenture Supplement"), between the Trust and the Indenture Trustee. The Series 2004-A Indenture Supplement is attached as Exhibit 4.6 hereto, and supersedes and replaces Exhibit 4 previously filed with the Registrant's Current Report on Form 8-K dated January 16, 2004 (File No. 333-106332).

          (g) Amended and Restated Series 2004-B Indenture Supplement, dated as of December 16, 2004 (as so amended and restated, the "Series 2004-B Indenture Supplement"), between the Trust and the Indenture Trustee. The Series 2004-B Indenture Supplement is attached as Exhibit 4.7 hereto, and supersedes and replaces Exhibit 4 previously filed with the Registrant's Current Report on Form 8-K dated August 31, 2004 (File No. 333-106332).

          (h) Sale and Servicing Agreement, dated as of December 16, 2004 (the "Sale and Servicing Agreement"), among DCWR, as seller,



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

     DCS, as servicer, and the Trust. The Sale and Servicing Agreement is attached as Exhibit 99.2 hereto and contains, to the extent applicable, certain of the sale and servicing provisions of the Pooling and Servicing Agreement, the First PSA Amendment and the Series 2002-CC Supplement.

          (i) Amended and Restated Administration Agreement, dated as of December 16, 2004 (as so amended and restated, the "Administration Agreement"), among DCS, as administrator, the Trust and the Indenture Trustee. The Administration Agreement is attached as Exhibit 99.3 hereto, and supersedes and replaces Exhibit 99.1 previously filed with the Registrant's Registration Statement on Form S-3 (File No. 333-106332).

          (j) Second Amended and Restated Receivables Purchase Agreement, dated as of December 16, 2004 (as so amended and restated, the "Receivables Purchase Agreement"), between DCS, as seller, and DCWR, as buyer. The Receivables Purchase Agreement is attached as Exhibit 99.4 hereto, and supersedes and replaces Exhibit 99 previously filed with the Registrant's Current Report on Form 8-K dated November 14, 2003 (File No. 333-106332).

SECTION 9  Financial Statements and Exhibits
           ---------------------------------
     Item 9.01.  Financial Statements and Exhibits.
                 ---------------------------------

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

     (a)  Financial statements of businesses acquired;

          None

     (b)  Pro forma financial information:

          None

     (c)  Exhibits:

          4.1     Trust Agreement

          4.2     Indenture

          4.3     Series 2002-A Indenture Supplement

          4.4     Series 2002-B Indenture Supplement

          4.5     Series 2003-A Indenture Supplement



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          4.6     Series 2004-A Indenture Supplement

          4.7     Series 2004-B Indenture Supplement

          99.1    Program Amendment Agreement

          99.2    Sale and Servicing Agreement

          99.3    Administration Agreement

          99.4    Receivables Purchase Agreement



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

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC as depositor to CARCO Auto Loan Master Trust and as beneficiary of DaimlerChrysler Master Owner Trust


                                 By:     Chrysler Financial
                                         Receivables Corporation, a Member

                                 By:         /s/ B. C. Babbish
                                         ------------------------------------
                                                 B. C. Babbish
                                                 Assistant Secretary



Date:  December 22, 2004



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
                                 EXHIBIT INDEX

Exhibit
  No.          Description of Exhibit
-------        ----------------------

  4.1 Amended and Restated Trust Agreement, dated as of December 16, 2004, between DaimlerChrysler Wholesale Receivables LLC and Chase Manhattan Bank USA, National Association (supersedes and replaces Exhibit 4.5 previously filed with the Registrant's Registration Statement on Form S-3 (File No. 333-106332))

  4.2 Amended and Restated Indenture, dated as of December 16, 2004, between DaimlerChrysler Master Owner Trust and The Bank of New York (supersedes and replaces Exhibit 4.3 previously filed with the Registrant's Registration Statement on Form S-3 (File No. 333-106332))

  4.3 Amended and Restated Series 2002-A Indenture Supplement, dated as of December 16, 2004, between DaimlerChrysler Master Owner Trust and The Bank of New York (supersedes and replaces Exhibit 4-E previously filed with the Registrant's Annual Report on Form 10-K for the year ended December 31, 2002 (File No. 333-73570))

  4.4 Amended and Restated Series 2002-B Indenture Supplement, dated as of December 16, 2004, between DaimlerChrysler Master Owner Trust and The Bank of New York (supersedes and replaces Exhibit 4-D previously filed with the Registrant's Annual Report on Form 10-K for the year ended December 31, 2002 (File No. 333-73570))

  4.5 Amended and Restated Series 2003-A Indenture Supplement, dated as of December 16, 2004, between DaimlerChrysler Master Owner Trust and The Bank of New York (supersedes and replaces Exhibit 4-G previously filed with the Registrant's Annual Report on Form 10-K for the year ended December 31, 2003 (File No. 333-106332))

  4.6 Amended and Restated Series 2004-A Indenture Supplement, dated as of December 16, 2004, between DaimlerChrysler Master Owner Trust and The Bank of New York (supersedes and replaces Exhibit 4 previously filed with the Registrant's Current Report on Form 8-K dated January 16, 2004 (File No. 333-106332))



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

  4.7 Amended and Restated Series 2004-B Indenture Supplement, dated as of December 16, 2004, between DaimlerChrysler Master Owner Trust and The Bank of New York (supersedes and replaces Exhibit 4 previously filed with the Registrant's Current Report on Form 8-K dated August 31, 2004 (File No. 333-106332))

 99.1 Program Amendment Agreement, dated as of December 16, 2004, among DaimlerChrysler Services North America LLC,
               DaimlerChrysler Wholesale Receivables LLC, DaimlerChrysler Master Owner Trust, The Bank of New York and Chase Manhattan Bank USA, National Association

 99.2 Sale and Servicing Agreement, dated as of December 16, 2004, among DaimlerChrysler Services North America LLC,
               DaimlerChrysler Wholesale Receivables LLC and DaimlerChrysler Master Owner Trust

 99.3 Amended and Restated Administration Agreement, dated as of December 16, 2004, among DaimlerChrysler Services North America LLC, DaimlerChrysler Master Owner Trust and The Bank of New York (supersedes and replaces Exhibit 99.1 previously filed with the Registrant's Registration Statement on Form S-3 (File No. 333-106332))

 99.4 Second Amended and Restated Receivables Purchase Agreement, dated as of December 16, 2004, between DaimlerChrysler Services North America LLC and DaimlerChrysler Wholesale Receivables LLC (supersedes and replaces Exhibit 99 previously filed with the Registrant's Current Report on Form 8-K dated November 14, 2003 (File No. 333-106332))



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